Exhibit 10.1

FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 30, 2020 among IBG Borrower LLC, a Delaware limited liability company (the “Borrower”), the Guarantors under the Agreement; each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”); and Cortland Capital Market Services LLC, a Delaware limited liability company (“Cortland”) as Administrative Agent and Collateral Agent (Cortland, together with its successors and assigns in such capacities, the “Agent”).

WHEREAS, the Borrower and the other Loan Parties have entered into that certain Credit Agreement dated as of August 2, 2017, among the Borrower, the Guarantors, the Lenders and the Agent (as amended by that Limited Waiver and Amendment No. 1 dated as of October 27, 2017, that Second Amendment, Consent and Limited Waiver to Credit Agreement dated as of November 24, 2017, that certain Third Amendment, Consent and Limited Waiver to Credit Agreement dated as of February 12, 2018 and that certain Fourth Amendment and Consent to Credit Agreement dated as of March 12, 2018 and as the same has been further amended, restated, amended and restated, supplemented or otherwise modified from time to time including by this Amendment, the “Agreement”);

WHEREAS, the Borrower has requested that the Agent and Required Lenders waive the Defaults and the related Event of Default arising under Section 8.01(b) of the Agreement for Borrower’s delivery of financial statements for the Fiscal Year ending December 31, 2019 that are subject to a “going concern” or like qualification or exception, which constitutes a breach of Section 6.01(a) of the Agreement(the “Going Concern Default”);

WHEREAS, the Borrower has requested that the Lenders and the Agent consent to making certain amendments to the Agreement on the terms and subject to the conditions described herein;

WHEREAS, the Agent and the Lenders are willing to make the requested amendments to the Agreement as set forth herein, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, capitalized terms in this Amendment have the meanings ascribed to such terms in the Agreement. This Amendment shall constitute a Loan Document for all purposes of the Agreement and the other Loan Documents.

Section 2. Waiver. Each of the Agent and the Lenders signatory hereto hereby consent to waive the Going Concern Default.

The waiver set forth above shall be limited precisely as written and shall relate solely to the Going Concern Default in the manner it exists on the date hereof and not to any other change in facts or circumstances occurring after the date hereof and shall not relate to any other Defaults or Events of Default now existing or occurring after the date hereof, and shall not in any way or manner restrict the Agent or any Lender from exercising any rights or remedies they may have in respect of any Default or Event of Default (including, for the avoidance of doubt, any Default or Event of Default existing as of the date hereof which is not the Going Concern Default) at any time in respect of the Agreement or any other Loan Document. Nothing herein shall be deemed to constitute a consent to any other departure from or a waiver of any other term, provision or condition of the Agreement or any other Loan Document or prejudice any right or remedy that the Agent or any Lender may have or may in the future have.

Section 3. Amendments to Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 4, the Agreement is hereby amended as of the Fifth Amendment Effective Date as follows:

A. Section 1.01 of the Agreement is hereby amended by deleting the definitions of “Reinvestment Net Proceeds” and “Reinvestment Notice” in their entirety.

B.  Section 2.02(b)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii) Asset Sales and Recovery Events. Within five (5) Business Days of the date of receipt by the Loan Parties or any of their respective Subsidiaries of Net Proceeds from any Asset Sale or Recovery Event to the extent that the aggregate amount of such Net Proceeds exceed $5,000,000 during any Fiscal Year the Borrower shall prepay the Loans in an amount equal to 75% of such Net Proceeds. The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 7.05. In the event of any Recovery Event that results in Net Proceeds being repatriated in accordance with Section 2.02(b)(vi), the Borrower shall be deemed to have received the Net Proceeds on the date of such repatriation and not on the date of such Recovery Event.”

D.  Article VI of the Agreement is hereby amended by inserting Section 6.23 as follows:

“Section 6.23. Information. Notwithstanding anything to the contrary in this Agreement, the Loan Parties shall, promptly upon request of any Lender, (i) provide information regarding the liquidity position of any Loan Party or its Subsidiaries (including, if requested, 13 week cash flow projections), (ii) provide the Lenders and their representatives with access to inspect and examine the corporate, financial and operating records of any Loan Party or its Subsidiaries, and make copies thereof or abstracts therefrom, (iii) discuss its affairs, finances and accounts with the Lenders and their representatives, and (iv) take commercially reasonable best efforts to cause Guggenheim Securities, LLC, as financial adviser to the Loan Parties, to meet and/or speak with the Lenders and their representatives and discuss the financial performance, financial condition, operating results, controls or any other matters within the scope of Guggenheim Securities, LLC’s role as financial adviser. Notwithstanding anything to the contrary in this Section 6.23, none of Parent nor any Subsidiary nor Guggenheim Securities, LLC shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter in respect of which disclosure to the Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or Contractual Obligation (not entered into in contemplation hereof). The information provided by Parent and the other Loan Parties and their Subsidiaries under this Section 6.23 shall be subject to the confidentiality provisions of this Agreement.”

Section 4. Conditions Precedent. The waiver and the amendments set forth in Section 2 and Section 3 shall become effective, as of the date hereof, upon satisfaction of the following conditions (the “Fifth Amendment Effective Date”):

A.  The Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower, the Guarantors, each Lender party to the Agreement and the Agent, each in form and substance reasonably satisfactory to the Agent and the Required Lenders.

B.  All accrued fees and reasonable and documented expenses of the Agent and Lenders (including the reasonable and documented fees and expenses of external counsel (including Milbank LLP and any local counsel to the Required Lenders and Holland & Knight LLP and any local counsel to the Agent)) shall have been paid.

Section 5. Reference to and Effect on the Agreement and the Loan Documents. On and after the Fifth Amendment Effective Date, each reference in the Agreement or Loan Documents to “this Agreement”, “the Loan Documents”, “hereunder”, “hereof” or words of like import referring to the Agreement and each of the other Loan Documents to “the Agreement”, “the Loan Documents”, “thereunder”, “thereof” or words of like import referring to the Agreement and/or the Loan Documents, shall mean and be a reference to the Agreement and/or the Loan Documents, as amended by this Amendment.

Section 6. Representations and Warranties; Ratification of Obligations. (a) After giving effect to Section 2 of this Amendment, (i) each of the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and, in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event, change or condition has occurred that has had or could reasonably be expected to have, a Material Adverse Effect and (b) each Loan Party (i) confirms its Obligations (including any guarantee obligation) under each Loan Document, in each case as amended, supplemented or modified after giving effect to this Amendment, (ii) confirms that its Obligations as amended, supplemented or modified hereby under the Agreement are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, supplemented or modified after giving effect to this Amendment, (iii) confirms that its Obligations under the Agreement constitute Obligations and (iv) agrees that the Agreement as amended, modified or supplemented hereby is the Agreement under and for all purposes of the Agreement and the other Loan Documents. Each party, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect (except as such Obligations have been expressly supplemented, amended or modified hereby), and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents, as amended, supplemented or modified hereby.

Section 7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Amendment; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 8. Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Amendment.

Section 9. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment and the rights and obligations of the parties hereunder (including any claims sounding in contract law or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

PARENT:
ICONIX BRAND GROUP, INC.,
a Delaware corporation

By: /s/ John McClain
Name: John McClain
Title: Chief Financial Officer

BORROWER:
IBG BORROWER LLC,
a Delaware limited liability company

By: /s/ John McClain
Name: John McClain
Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS:

ARTFUL HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	ICON ENTERTAINMENT LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

BADGLEY MISCHKA LICENSING LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	ICON DE BRAND HOLDINGS CORP., a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

BRIGHT STAR FOOTWEAR LLC, a New Jersey limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	ICONIX ECOM, LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

ICON CANADA JV HOLDINGS CORP., a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS (continued):

ICONIX CA HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	IP HOLDINGS UNLTD LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

ICONIX LATIN AMERICA LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	IP MANAGEMENT LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

IP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	MICHAEL CARUSO & CO., INC., a California corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

IP HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	MOSSIMO HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS (continued):

MOSSIMO, INC., a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	PILLOWTEX HOLDINGS AND MANAGEMENT LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

OFFICIAL-PILLOWTEX LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	SCION BBC LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

OP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	SCION LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

OP HOLDINGS, LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP., a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS (continued):

SHARPER IMAGE HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	UMBRO SOURCING LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

STUDIO HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	UNZIPPED APPAREL LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

STUDIO IP HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	ZY HOLDINGS AND MANAGEMENT CORP., a Delaware corporation By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

UMBRO IP HOLDINGS LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer	LC PARTNERS US, LLC, a Delaware limited liability company By: /s/ John McClain Name: John McClain Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

Cortland Capital Market Services LLC

By: /s/ Jon Kirschmeier Name: Jon Kirschmeier Title: Associate Counsel

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:

TSCO LENDING FUND ICAV FOR THE SOLE ACCOUNT OF ITS SUB-FUND TSCO LENDING SUB-FUND
acting by and through its Investment Manager
Orchard Global Asset Management LLP

By: /s/ John R. Young Name: John R. Young Title: Authorized Signatory

TSO HOLDINGS (UK) LIMITED
acting by and through its Alternative Investment Fund Manager
Orchard Global Asset Management LLP

By: /s/ John R. Young Name: John R. Young Title: Authorized Signatory

TAIGA SPECIAL OPPORTUNITIES LCR LP

acting by and through its Investment Manager
Orchard Global Asset Management LLP

By: /s/ John R. Young Name: John R. Young Title: Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]